UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 10, 2010
Date of Report (Date of earliest event reported)
IMMUNOTECH LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-57514	95-4834274

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

116 West Stocker Street, Glendale, California	91202

(Address of principal executive offices)	(Zip Code)
(818) 409-9091
Registrant’s telephone number, including area code
International Technology Systems, Inc. 520 Broadway, Suite 350, PMB 188, Santa Monica, California 90401
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-99.1 HRS1179 Press Release

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1 - HRS1179 Press Release

Congressman Danny K. Davis (Il-7th) submitted House Resolution 1179, legislation that puts Congress on record in supporting biotechnology firms that meet small business standards, their intellectual property, the importance of the impact of various innovative therapies to treat a variety of life threatening conditions, including pandemic diseases. Immunotech Laboratories, Inc. (IMMB), which is developing a unique Immune Therapeutic treatment for HIV/AIDS along with a group of other Biotech companies, has taken an active role supporting the legislation and actively working for its eventual passage. The legislation encourages Federal agencies to develop a coordinated, national approach to the small biotechnology sector to develop and coordinate resources and funding mechanisms to preserve and enhance the survival of these firms. The resolution can be found online at http://thomas.gov/cgi-bin/query/z?c111:H.RES.1179: or in the attached exhibit.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECH LABORATORIES, INC.
Date: December 10, 2010	By:	/s/ Ara Ghanime
Ara Ghanime
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-99.1	HRS1179 Press Release